                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 30

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[/s/ Richard F. Powers, III]           [/s/ Dennis J. McDonnell]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
GRAPH

97Q3                                                                             4.0
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                           VAN KAMPEN ENTERPRISE FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    26.56%    25.54%    25.59%
One-year total return(2).................    19.25%    20.53%    24.59%
Five-year average annual total
return(2)................................    25.64%    26.01%    26.17%
Ten-year average total return(2).........    17.66%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    13.85%    19.28%    20.66%
Commencement date........................  01/07/54  12/20/91  07/20/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. The Fund may invest up to 15% of the total assets in foreign securities which may subject the Fund to special risks including currency exchange rate fluctuations, and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk -- the possibility that the market values of securities owned by the Fund will decline; derivative investments risk -- a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset; interest rate or index involves risks different from investment in the underlying security; and manager risk -- management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to the opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Growth Index* over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Enterprise Fund vs. the Standard & Poor's 500 Index and the Russell 1000 Growth Index* (December 31, 1989, through December 31, 1999)
[INVESTMENT PERFORMANCE CHART]
------------------------------
Fund's Total Return
1 Year Avg. Annual  = 19.25%
5 Year Avg. Annual  = 25.64%
10 Year Avg. Annual = 17.66%
------------------------------

                                            VAN KAMPEN ENTERPRISE FUND   STANDARD & POOR'S 500 INDEX   RUSSELL 1000 GROWTH INDEX*
                                            --------------------------   ---------------------------   --------------------------
Dec 1989                                              9427.00                      10000.00                     10000.00
                                                      8756.00                       9312.00                      9194.00
                                                      8969.00                       9391.00                      9261.00
                                                      9264.00                       9698.00                      9622.00
                                                      9059.00                       9437.00                      9489.00
                                                     10041.00                      10305.00                     10475.00
                                                      9985.00                      10305.00                     10585.00
                                                      9859.00                      10251.00                     10488.00
                                                      8940.00                       9284.00                      9484.00
                                                      8409.00                       8895.00                      8971.00
                                                      8308.00                       8836.00                      9010.00
                                                      8881.00                       9365.00                      9620.00
Dec 1990                                              9156.00                       9689.00                      9960.00
                                                      9735.00                      10091.00                     10476.00
                                                     10475.00                      10770.00                     11309.00
                                                     10824.00                      11091.00                     11752.00
                                                     10735.00                      11095.00                     11692.00
                                                     11229.00                      11523.00                     12213.00
                                                     10590.00                      11066.00                     11631.00
                                                     11186.00                      11563.00                     12253.00
                                                     11561.00                      11790.00                     12664.00
                                                     11408.00                      11858.00                     12437.00
                                                     11715.00                      11796.00                     12630.00
                                                     11220.00                      11278.00                     12308.00
Dec 1991                                             12749.00                      12628.00                     14042.00
                                                     12656.00                      12376.00                     13702.00
                                                     12878.00                      12495.00                     13723.00
                                                     12389.00                      12310.00                     13348.00
                                                     12377.00                      12653.00                     13444.00
                                                     12527.00                      12666.00                     13543.00
                                                     12180.00                      12545.00                     13202.00
                                                     12545.00                      13038.00                     13794.00
                                                     12255.00                      12726.00                     13626.00
                                                     12564.00                      12940.00                     13783.00
                                                     12854.00                      12967.00                     13990.00
                                                     13481.00                      13359.00                     14598.00
Dec 1992                                             13818.00                      13588.00                     14743.00
                                                     14048.00                      13684.00                     14574.00
                                                     13884.00                      13828.00                     14345.00
                                                     14354.00                      14180.00                     14620.00
                                                     13804.00                      13820.00                     14036.00
                                                     14396.00                      14133.00                     14527.00
                                                     14475.00                      14247.00                     14391.00
                                                     14509.00                      14171.00                     14134.00
                                                     15055.00                      14659.00                     14713.00
                                                     15248.00                      14614.00                     14604.00
                                                     15101.00                      14897.00                     15010.00
                                                     14589.00                      14705.00                     14909.00
Dec 1993                                             15332.00                      14952.00                     15169.00
                                                     15796.00                      15438.00                     15518.00
                                                     15633.00                      14974.00                     15237.00
                                                     14843.00                      14390.00                     14500.00
                                                     15139.00                      14555.00                     14568.00
                                                     15127.00                      14736.00                     14781.00
                                                     14523.00                      14451.00                     14349.00
                                                     14812.00                      14906.00                     14833.00
                                                     15529.00                      15467.00                     15638.00
                                                     15215.00                      15157.00                     15425.00
                                                     15693.00                      15474.00                     15789.00
                                                     14988.00                      14863.00                     15284.00
Dec 1994                                             15303.00                      15155.00                     15541.00
                                                     15330.00                      15523.00                     15866.00
                                                     16067.00                      16083.00                     16532.00
                                                     16575.00                      16626.00                     17014.00
                                                     16900.00                      17091.00                     17385.00
                                                     17534.00                      17711.00                     17991.00
                                                     18494.00                      18208.00                     18690.00
                                                     19628.00                      18786.00                     19461.00
                                                     19872.00                      18780.00                     19483.00
                                                     20358.00                      19650.00                     20380.00
                                                     19763.00                      19552.00                     20393.00
                                                     20331.00                      20355.00                     21186.00
Dec 1995                                             20494.00                      20829.00                     21307.00
                                                     21153.00                      21509.00                     22020.00
                                                     21859.00                      21658.00                     22424.00
                                                     22000.00                      21946.00                     22453.00
                                                     22747.00                      22241.00                     23043.00
                                                     23444.00                      22749.00                     23849.00
                                                     22874.00                      22929.00                     23882.00
                                                     21481.00                      21880.00                     22482.00
                                                     22256.00                      22291.00                     23058.00
                                                     23982.00                      23632.00                     24738.00
                                                     24393.00                      24249.00                     24885.00
                                                     25961.00                      26029.00                     26753.00
Dec 1996                                             25308.00                      25599.00                     26230.00
                                                     27065.00                      27169.00                     28066.00
                                                     26981.00                      27330.00                     27876.00
                                                     25352.00                      26290.00                     26367.00
                                                     26561.00                      27826.00                     28118.00
                                                     28366.00                      29456.00                     30153.00
                                                     29472.00                      30870.00                     31362.00
                                                     32265.00                      33282.00                     34138.00
                                                     31413.00                      31370.00                     32141.00
                                                     33388.00                      33179.00                     33723.00
                                                     31720.00                      32035.00                     32476.00
                                                     32316.00                      33463.00                     33852.00
Dec 1997                                             32533.00                      34128.00                     34231.00
                                                     32495.00                      34474.00                     35257.00
                                                     35446.00                      36903.00                     37909.00
                                                     37403.00                      38878.00                     39419.00
                                                     37894.00                      39231.00                     39965.00
                                                     36479.00                      38493.00                     38832.00
                                                     37988.00                      40158.00                     41211.00
                                                     37045.00                      39692.00                     40937.00
                                                     30424.00                      33905.00                     34791.00
                                                     32254.00                      36171.00                     37462.00
                                                     34310.00                      39076.00                     40474.00
                                                     36347.00                      41386.00                     43552.00
Dec 1998                                             40196.00                      43861.00                     47480.00
                                                     41891.00                      45660.00                     50269.00
                                                     40157.00                      44186.00                     47972.00
                                                     41874.00                      46043.00                     50506.00
                                                     42488.00                      47790.00                     50564.00
                                                     41103.00                      46597.00                     49010.00
                                                     42962.00                      49283.00                     52432.00
                                                     41736.00                      47704.00                     50731.00
                                                     41459.00                      47406.00                     51615.00
                                                     41063.00                      46212.00                     50531.00
                                                     43496.00                      49102.00                     54331.00
                                                     45672.00                      50038.00                     57238.00
Dec 1999                                             50838.00                      53078.00                     63232.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Growth Index, a second index that we believe represents an additional point of comparison for the Fund. The Russell 1000 Growth Index measures the performance of 1,000 companies with higher price-to-book ratios and higher forecasted growth values.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN ENTERPRISE FUND

We recently spoke with representatives of the adviser of the Van Kampen Enterprise Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Jeff D. New, senior portfolio manager, who has managed the Fund since 1994 and worked in the investment industry since 1987. Mr. New is joined by Michael Davis and Mary Jayne Maly, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200 and crossed several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly dropped to 10,000 in the difficult third quarter before once again lifting to a record high at year-end. Although many growth stocks--particularly in the technology area--continued their strong results during most of the year, it was, in fact, a "narrow" stock market propelled by the stellar performance of only a few stocks. Along those lines, more stocks lost than gained ground during the year.

   Q  GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

   A As we have stressed in prior reports, the Fund's investment discipline leads us to purchase stocks that meet our criteria of positive future fundamentals and attractive current valuations. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"-- in other words, on a company-by-company basis.
    While our basic investment approach has remained the same, during the reporting period we were sensitive to how changing market conditions affected the universe of stocks in which we typically invest. By virtually every measure, stock market valuations attained record or near-record highs. As a result, we faced the delicate balancing act of investing in companies that were being rewarded by the market while recognizing that stocks can become riskier as they get more expensive.

   Q  HOW DID THIS BALANCE AFFECT PERFORMANCE?

   A The Fund's results were lifted by the outstanding performance of some of the Fund's top holdings, especially in technology. Nevertheless, some of our long-time investments in more traditional areas--such as health care and grocery stores--were big disappointments that hurt performance relative to the Fund's peers during the reporting period.

   Q  WHAT STOCKS HELPED THE FUND'S RETURN DURING 1999?

   A Technology stocks continued to be the big winners, and most of our best contributors to performance were in this area.
    As of December 31, 1999, the Fund's second largest holding was Cisco Systems, a company whose products have become the backbone of the Internet. Cisco, which makes the devices that enable computers on the Internet to communicate with each other, comprised 4.7 percent of the Fund's long-term investments at year's end. The stock was an impressive performer during the year and was the strongest contributor to the Fund's total return.
    The Fund also benefited greatly from the performance of two large technology companies that are leaders in their fields: Internet service provider America Online and data-storage powerhouse EMC. Both companies are building on their dominant position in their respective areas. Other technology stocks that performed very well for the Fund during 1999 included Oracle (database-management software developer), JDS Uniphase (semiconductor and electronics manufacturer), and Sun Microsystems (computer systems and software developer).
    Performance was also enhanced by some investments in companies that, though not necessarily considered technology businesses, are capitalizing on the growth of new enterprises. Nokia, for example, the top manufacturer of wireless phones, has seen its stock price rise substantially in response to its industry's enormous growth potential and the dominance of its products in the marketplace. Meanwhile, Corning, previously known for its consumer products, has become a leader in making the optical fiber used to build data networks around the world.
    Broadcast and media stocks also helped performance in 1999, especially radio stocks, which benefited greatly from increased advertising spending by the Internet, pharmaceutical, and financial services industries. Our holdings in CBS, Clear Channel Communications, and AMFM (formerly Chancellor Media) provided positive contributions. But the Fund's best performer in this area was Univision, the nation's largest Spanish-language television network. The company has been able to capitalize on the increasing economic influence of Spanish speakers in the United States, as has radio broadcaster Hispanic Broadcasting, which we also owned during the reporting period.
    Keep in mind that not all securities in the Fund performed as well, nor is there any guarantee they will continue to do so in the future. For additional portfolio highlights, please refer to page 10.

   Q  WHAT STOCKS HURT THE FUND'S PERFORMANCE?

   A This was a difficult period for certain stocks that the Fund owned for a long time. In some cases, we detected nothing fundamentally wrong with the businesses, but in 1999 the stock market didn't generally reward old-line companies offering the prospect of consistent but moderate earnings growth. For example, two of the Fund's longstanding holdings in the grocery industry, Safeway and Kroger, were among the portfolio's weakest performers. Investors sold these and other grocery-store companies primarily because of concerns about the Internet's potential impact on the industry and slowing sales growth. Similarly, Rite Aid, another disappointment in the portfolio, joined other drug-store stocks as laggards during the year. The stock, which we sold in March, fell significantly further as the company's problems increased.
    Waste Management and Philip Morris, two of the Fund's large holdings at the beginning of 1999, saw their stock prices plummet during the year. Waste Management's troubles began when word leaked that the company's management used questionable accounting methods. We sold our position in the company, but not before it caused a negative effect on the Fund's return. Philip Morris, meanwhile, continued to languish as a result of ongoing litigation involving the tobacco industry. This poor performance had a significant impact on the Fund because Philip Morris was our largest holding at the beginning of the reporting period. The situation could have been worse, however--we decided to sell this stock relatively early in the year and thus avoided the brunt of the stock's continued weakness.
    Not all technology stocks outperformed in 1999. Two of the Fund's stocks in this area--Compuware and Network Associates--were among the Fund's worst performers during the year. Compuware suffered from concerns about its accounting practices as well as uncertainty about its growth prospects, while Network Associates failed to meet earnings expectations because of problems concerning the company's aggressive expansion through corporate acquisitions.

   Q  HOW DID THE FUND PERFORM?

   A The strong overall performance of most technology stocks helped fuel the Fund's results during the reporting period. As a result, the Fund achieved a 12-month total return of 26.56 percent(1) (Class A shares at net asset value) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 21.04 percent, and the Russell 1000 Growth Index returned 33.16 percent.* The S&P 500 is a broad-based, unmanaged index that reflects the general performance of the stock market, while the Russell 1000 Growth Index measures the performance of 1,000 companies with higher price-to-book ratios and higher forecasted growth values. Past performance does not guarantee future results. This index is a statistical composite that does not include any

---------------
* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Growth Fund Index, a second index that we believe represents an additional point of comparison for the Fund.

commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND?

   A Barring any unforeseen events, we envision continued worldwide economic health, slightly rising but contained inflation, and moderate earnings growth. Of course, our outlook will in part depend on whether the Federal
Reserve again increases interest rates. Although recent rate increases have had only a moderate effect on stock prices, further increases could have a more significant effect. The overall stock market and growth stock valuations have historically been hurt by rising interest rates. Regardless of the short-term market environment, we believe that our best long-term course of action is to stick with the Fund's investment discipline by focusing on companies that have positive earnings outlooks combined with attractive valuations.

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN ENTERPRISE FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

MICROSOFT develops, manufactures, licenses, and supports a
range of software products. ................................   4.8%
CISCO SYSTEMS provides networking solutions that connect
computing devices and computer networks. ...................   4.7%
GENERAL ELECTRIC is a diversified industrial corporation
whose products include appliances, lighting products,
aircraft engines, and plastics. ............................   3.4%
ORACLE supplies software products for information management and also offers consulting and systems integration
services. ..................................................   3.0%
INTEL designs, manufactures, and markets microcomputer
components. ................................................   2.9%
AMERICA ONLINE provides Internet online services, as well as electronic-commerce and enterprise solutions to
businesses. ................................................   2.9%
EMC provides products and services that help companies store
and access large amounts of computer data. .................   2.6%
NOKIA is a leading maker of wireless telephones. ...........   2.5%
WAL-MART STORES operates discount department stores,
warehouse membership clubs, and a combination supermarket
and discount department store. .............................   2.3%
HOME DEPOT operates retail stores that sell building
materials and home-improvement products. ...................   2.2%

 TOP FIVE PORTFOLIO INDUSTRIES*(1)
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Technology                                                                 51.9                              23.2
Health Care                                                                 9.8                              13.5
Finance                                                                     8.9                              12.0
Utilities                                                                   7.5                               5.5
Consumer Services                                                           7.4                              10.9

* As a percentage of long-term investments
(1) These sectors represent broad groupings of related industries.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS*  90.9%
CONSUMER DISTRIBUTION  5.9%
Costco Wholesale Corp. (a)........................        162,000    $   14,782,500
Dayton Hudson Corp. ..............................        444,000        32,606,250
Home Depot, Inc. .................................      1,101,000        75,487,312
Tandy Corp. ......................................        404,000        19,871,750
Wal-Mart Stores, Inc. ............................      1,130,000        78,111,250
                                                                     --------------
                                                                        220,859,062
                                                                     --------------
CONSUMER DURABLES  0.4%
Harley-Davidson, Inc. ............................        230,000        14,734,375
                                                                     --------------
CONSUMER NON-DURABLES  4.0%
Anheuser-Busch Cos., Inc. ........................        191,000        13,537,125
Colgate-Palmolive Co. ............................        154,000        10,010,000
Jones Apparel Group, Inc. (a).....................        742,000        20,126,750
Kimberly-Clark Corp. .............................        208,000        13,572,000
Pepsi Bottling Group, Inc. .......................        730,000        12,090,625
Procter & Gamble Co. .............................        314,000        34,402,625
Quaker Oats Co. ..................................        466,000        30,581,250
Seagram Co. Ltd. .................................        312,600        14,047,463
                                                                     --------------
                                                                        148,367,838
                                                                     --------------
CONSUMER SERVICES  6.7%
CBS Corp. (a).....................................        722,000        46,162,875
Clear Channel Communications, Inc. (a)............        427,049        38,114,123
Hispanic Broadcasting Corp. (a)...................        218,000        20,103,688
Metro-Goldwyn-Mayer, Inc. (a).....................        795,778        18,750,519
MGM Grand, Inc. ..................................        188,000         9,458,750
Omnicom Group, Inc. ..............................        429,000        42,900,000
Park Place Entertainment Corp. (a)................        764,000         9,550,000
Time Warner, Inc. ................................        266,000        19,268,375
Univision Communications, Inc. (a)................        449,000        45,882,187
                                                                     --------------
                                                                        250,190,517
                                                                     --------------
ENERGY  0.4%
Noble Drilling Corp. (a)..........................        453,000        14,835,750
                                                                     --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
FINANCE  8.1%
American Express Co. .............................        177,000    $   29,426,250
American International Group, Inc. ...............        244,000        26,382,500
Bank of America Corp. ............................         35,000         1,756,563
Capital One Financial Corp. ......................        288,000        13,878,000
Chase Manhattan Corp. ............................        153,000        11,886,188
Citigroup, Inc. ..................................        423,000        23,502,937
Federal Home Loan Mortgage Corp. .................        287,000        13,506,937
Federal National Mortgage Association.............        134,000         8,366,625
Fifth Third Bancorp...............................        273,000        20,031,375
Firstar Corp. ....................................        839,000        17,723,875
FleetBoston Financial Corp. ......................        481,000        16,744,812
Franklin Resources, Inc. .........................        265,000         8,496,563
Lehman Brothers Holdings, Inc. ...................        221,000        18,715,937
MBNA Corp. .......................................        433,000        11,799,250
MGIC Investment Corp. ............................        233,000        14,023,687
T. Rowe Price Associates, Inc. ...................        226,000         8,347,875
Providian Financial Corp. ........................         85,000         7,740,313
Charles Schwab Corp. .............................        396,000        15,196,500
SLM Holding Corp. ................................        358,000        15,125,500
UnumProvident Corp. ..............................        245,000         7,855,313
Wells Fargo Co. ..................................        308,000        12,454,750
                                                                     --------------
                                                                        302,961,750
                                                                     --------------
HEALTHCARE  8.9%
American Home Products Corp. .....................        698,100        27,531,319
Amgen, Inc. (a)...................................        400,000        24,025,000
Baxter International, Inc. .......................        258,000        16,205,625
Biogen, Inc. (a)..................................        211,000        17,829,500
Bristol-Myers Squibb Co. .........................        651,000        41,786,062
Guidant Corp. ....................................        285,900        13,437,300
Johnson & Johnson, Inc. ..........................        472,000        43,955,000
Lincare Holdings, Inc. (a) .......................        709,000        24,593,438
Merck & Co., Inc. ................................        444,000        29,775,750
PE Corp.-PE Biosystems Group......................        138,000        16,603,125

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Pfizer, Inc. .....................................        369,000    $   11,969,438
Schering-Plough Corp. ............................        617,000        26,029,687
Warner-Lambert Co. ...............................        325,000        26,629,687
Wellpoint Health Networks, Inc. (a)...............        168,000        11,077,500
                                                                     --------------
                                                                        331,448,431
                                                                     --------------
PRODUCER MANUFACTURING  1.8%
Corning, Inc. ....................................        525,000        67,692,188
                                                                     --------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
USX--U.S. Steel Group.............................        563,000        18,579,000
                                                                     --------------
TECHNOLOGY  47.2%
Adobe Systems, Inc. ..............................        148,000         9,953,000
Altera Corp. (a)..................................        362,000        17,941,625
America Online, Inc. (a)..........................      1,304,000        98,370,500
Analog Devices, Inc. (a) .........................        225,000        20,925,000
Apple Computer, Inc. (a) .........................        157,000        16,141,563
Applied Materials, Inc. (a).......................        273,000        34,585,687
BMC Software, Inc. (a)............................        343,000        27,418,562
Cisco Systems, Inc. (a)...........................      1,491,000       159,723,375
Citrix Systems, Inc. (a)..........................        440,000        54,120,000
Computer Associates International, Inc. ..........        141,000         9,861,188
Comverse Technology, Inc. (a).....................        330,000        47,767,500
Echostar Communications Corp. (a).................        150,800        14,703,000
Electronic Arts, Inc. (a).........................         81,000         6,804,000
EMC Corp. (a).....................................        819,000        89,475,750
First Data Corp. .................................        468,000        23,078,250
Gateway, Inc. (a).................................        290,000        20,898,125
General Instrument Corp. (a)......................        325,000        27,625,000
Honeywell International, Inc. ....................        446,500        25,757,469
Intel Corp. ......................................      1,211,000        99,680,437
International Business Machines Corp. ............        161,000        17,388,000
JDS Uniphase Corp. (a) ...........................        347,600        56,072,225
Linear Technology Corp. ..........................        147,000        10,519,688
LSI Logic Corp. (a)...............................        324,000        21,870,000

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Lucent Technologies, Inc. ........................        903,650    $   67,604,316
Micron Technology, Inc. ..........................        339,000        26,357,250
Microsoft Corp. (a)...............................      1,397,000       163,099,750
Motorola, Inc. ...................................        304,000        44,764,000
Nokia Corp.--ADR (Finland)........................        440,000        83,600,000
Nortel Networks Corp. ............................        442,000        44,642,000
Oracle Corp. (a)..................................        906,000       101,528,625
QUALCOMM, Inc. (a)................................        236,000        41,565,500
Sanmina Corp. (a).................................        312,000        31,161,000
Solectron Corp. (a) ..............................        128,000        12,176,000
STMicroelectronics NV--ADR (Netherlands)..........        200,000        30,287,500
Sun Microsystems, Inc. (a)........................        810,000        62,724,375
Texas Instruments, Inc. ..........................        478,000        46,306,250
VERITAS Software Corp. (a)........................        100,500        14,384,063
Waters Corp. (a)..................................        212,000        11,236,000
Xilinx, Inc. (a)..................................        612,000        27,826,875
Yahoo!, Inc. (a)..................................         93,000        40,239,937
                                                                     --------------
                                                                      1,760,183,385
                                                                     --------------
TRANSPORTATION  0.2%
Kansas City Southern Industries, Inc. ............        109,000         8,134,125
                                                                     --------------
UTILITIES  6.8%
AES Corp. ........................................        275,700        20,608,575
ALLTEL Corp. .....................................        613,000        50,687,437
General Electric Co. .............................        756,000       116,991,000
MCI Worldcom, Inc. (a)............................        463,500        24,594,469
Nextel Communications, Inc. (a)...................        153,000        15,778,125
VoiceStream Wireless Corp. (a)....................        181,000        25,758,562
                                                                     --------------
                                                                        254,418,168
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  90.9%
  (Cost $2,039,753,879)..........................................     3,392,404,589
                                                                     --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                        Description                              Market Value
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  8.1%
REPURCHASE AGREEMENTS  3.0%
DLJ Mortgage Acceptance Corp. ($94,648,000 par,
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 12/31/99, to be sold on 01/03/00 at
  $94,663,775)..............................................    $   94,648,000
SBC Warburg Dillon Read ($17,912,000 par, collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00 at $17,915,881)....        17,912,000
                                                                --------------
                                                                   112,560,000
                                                                --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.1%
Federal Home Loan Bank Consolidated Discount Notes
  ($15,000,000 par, yielding 5.58%, 03/10/00
  maturity) (b).............................................        14,841,300
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 5.64%, 01/27/00 maturity) (b)....................        24,898,889
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.63%, 01/18/00
  maturity) (b).............................................        24,934,007
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.67%, 02/24/00
  maturity) (b).............................................        24,790,375
Federal National Mortgage Association Discount Notes
  ($50,000,000 par, yielding 5.65%, 01/06/00
  maturity) (b).............................................        49,960,833
Federal National Mortgage Association Discount Notes
  ($50,000,000 par, yielding 5.65%, 01/07/00
  maturity) (b).............................................        49,953,000
                                                                --------------
                                                                   189,378,404
                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $301,938,404).......................................       301,938,404
                                                                --------------
TOTAL INVESTMENTS  99.0%
  (Cost $2,341,692,283).....................................     3,694,342,993
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.................        35,474,517
                                                                --------------
NET ASSETS  100.0%..........................................    $3,729,817,510
                                                                ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

ADR--American Depositary Receipt

* The common stocks are classified by sectors which represent broad groupings of related industries.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,341,692,283).....................    $3,694,342,993
Cash........................................................        37,342,543
Receivables:
  Investments Sold..........................................        40,101,317
  Fund Shares Sold..........................................         9,112,602
  Dividends.................................................         1,597,531
  Variation Margin on Futures...............................           645,998
Other.......................................................           172,136
                                                                --------------
      Total Assets..........................................     3,783,315,120
                                                                --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        34,231,020
  Investments Purchased.....................................         9,733,399
  Income and Capital Gain Distributions.....................         5,552,275
  Distributor and Affiliates................................         2,136,367
  Investment Advisory Fee...................................         1,164,705
Trustees' Deferred Compensation and Retirement Plans........           288,172
Accrued Expenses............................................           391,672
                                                                --------------
      Total Liabilities.....................................        53,497,610
                                                                --------------
NET ASSETS..................................................    $3,729,817,510
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,294,861,784
Net Unrealized Appreciation.................................     1,364,234,284
Accumulated Net Realized Gain...............................        70,964,751
Accumulated Net Investment Loss.............................          (243,309)
                                                                --------------
NET ASSETS..................................................    $3,729,817,510
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $2,591,140,580 and 113,772,002 shares of
      beneficial interest issued and outstanding)...........    $        22.77
    Maximum sales charge (5.75%* of offering price).........              1.39
                                                                --------------
    Maximum offering price to public........................    $        24.16
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,020,771,324 and 46,643,784 shares of
      beneficial interest issued and outstanding)...........    $        21.88
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $117,905,606 and 5,336,741 shares of
      beneficial interest issued and outstanding)...........    $        22.09
                                                                ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   17,222,388
Interest....................................................         7,361,253
                                                                --------------
    Total Income............................................        24,583,641
                                                                --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $5,103,323, $8,749,163 and $962,535
  respectively).............................................        14,815,021
Investment Advisory Fee.....................................        14,030,139
Shareholder Services........................................         5,876,205
Custody.....................................................           216,323
Legal.......................................................           173,775
Trustees' Fees and Related Expenses.........................            91,054
Other.......................................................         1,205,409
                                                                --------------
    Total Expenses..........................................        36,407,926
    Less Credits Earned on Cash Balances....................            46,198
                                                                --------------
    Net Expenses............................................        36,361,728
                                                                --------------
NET INVESTMENT LOSS.........................................    $  (11,778,087)
                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  480,881,210
  Futures...................................................         1,555,800
                                                                --------------
Net Realized Gain...........................................       482,437,010
                                                                --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,058,881,928
                                                                --------------
  End of the Period:
    Investments.............................................     1,352,650,710
    Futures.................................................        11,583,574
                                                                --------------
                                                                 1,364,234,284
                                                                --------------
Net Unrealized Appreciation During the Period...............       305,352,356
                                                                --------------
NET REALIZED AND UNREALIZED GAIN............................    $  787,789,366
                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  776,011,279
                                                                ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss.....................  $  (11,778,087)     $     2,399,932
Net Realized Gain..............................     482,437,010          134,279,558
Net Unrealized Appreciation During the
  Period.......................................     305,352,356          443,358,417
                                                 --------------      ---------------
Change in Net Assets from Operations...........     776,011,279          580,037,907
                                                 --------------      ---------------
Distributions from Net Investment Income.......         (39,771)          (4,405,387)
Distributions in Excess of Net Investment
  Income.......................................        (332,342)                 -0-
                                                 --------------      ---------------
Distributions from and in Excess of Net
  Investment Income*...........................        (372,113)          (4,405,387)
Distributions from Net Realized Gain*..........    (443,264,269)        (108,647,338)
                                                 --------------      ---------------
Total Distributions............................    (443,636,382)        (113,052,725)
                                                 --------------      ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     332,374,897          466,985,182
                                                 --------------      ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................   5,415,754,623        5,283,612,665
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................     404,284,548          102,204,579
Cost of Shares Repurchased.....................  (5,462,366,950)      (5,118,178,150)
                                                 --------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     357,672,221          267,639,094
                                                 --------------      ---------------
TOTAL INCREASE IN NET ASSETS...................     690,047,118          734,624,276
NET ASSETS:
Beginning of the Period........................   3,039,770,392        2,305,146,116
                                                 --------------      ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(243,309) and $39,771, respectively)........  $3,729,817,510      $ 3,039,770,392
                                                 ==============      ===============

      *Distributions by Class
------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares....................    $     (372,113)   $   (4,405,387)
  Class B Shares....................               -0-               -0-
  Class C Shares....................               -0-               -0-
                                        --------------    --------------
                                        $     (372,113)   $   (4,405,387)
                                        ==============    ==============
Distributions from Net Realized
  Gain:
  Class A Shares....................    $ (304,078,413)   $  (75,906,906)
  Class B Shares....................      (125,087,732)      (29,616,587)
  Class C Shares....................       (14,098,124)       (3,123,845)
                                        --------------    --------------
                                        $ (443,264,269)   $ (108,647,338)
                                        ==============    ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                               ---------------------------------------------------
        Class A Shares          1999       1998       1997       1996       1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................. $20.631   $ 17.414   $ 15.120   $  13.07   $  11.43
                               -------   --------   --------   --------   --------
Net Investment Income/Loss....   (.030)      .058       .087       .086        .08
Net Realized and Unrealized
  Gain........................   5.207      3.980      4.113      2.942     3.7325
                               -------   --------   --------   --------   --------
Total from Investment
  Operations..................   5.177      4.038      4.200      3.028     3.8125
                               -------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................    .004       .045       .060       .077      .0725
  Distributions from Net
    Realized Gain.............   3.030       .776      1.846       .901       2.10
                               -------   --------   --------   --------   --------
Total Distribution............   3.034       .821      1.906       .978     2.1725
                               -------   --------   --------   --------   --------
Net Assets Value, End of the
  Period...................... $22.774   $ 20.631   $ 17.414   $ 15.120   $  13.07
                               =======   ========   ========   ========   ========
Total Return (a)..............  26.56%     23.56%     28.55%     23.48%     33.92%
Net Assets at End of the
  Period (in millions)........$2,591.1   $2,137.4   $1,706.1   $1,276.9   $1,035.7
Ratio of Expenses to Average
  Net Assets (b)..............    .91%       .94%       .93%      1.01%       .98%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b)..................   (.13%)      .32%       .54%       .60%       .59%
Portfolio Turnover............    111%        72%        73%       110%       152%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                            Year Ended December 31,
                              ---------------------------------------------------
       Class B Shares          1999      1998(c)     1997       1996       1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period................. $20.075    $17.059    $14.909    $ 12.94    $ 11.37
                              -------    -------    -------    -------    -------
Net Investment Loss..........   (.154)    (.089)     (.021)     (.012)      (.03)
Net Realized and Unrealized
  Gain.......................   4.993      3.881      4.017      2.882       3.70
                              -------    -------    -------    -------    -------
Total from Investment
  Operations.................   4.839      3.792      3.996      2.870       3.67
Less Distributions from Net
  Realized Gain..............   3.030       .776      1.846       .901       2.10
                              -------    -------    -------    -------    -------
Net Asset Value, End of the
  Period..................... $21.884     20.075    $17.059    $14.909    $ 12.94
                              =======    =======    =======    =======    =======
Total Return (a).............  25.54%     22.65%     27.50%     22.48%     32.82%
Net Assets at End of the
  Period (In millions).......$1,020.8    $ 816.3    $ 542.2    $ 305.6    $ 184.1
Ratio of Expenses to Average
  Net Assets (b).............   1.67%      1.74%      1.75%      1.82%      1.81%
Ratio of Net Investment Loss
  to Average Net
  Assets (b).................   (.91%)    (.49%)     (.29%)     (.21%)     (.24%)
Portfolio Turnover...........    111%        72%        73%       110%       152%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge of contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                   Year Ended December 31,
                                       -----------------------------------------------
           Class C Shares               1999     1998(c)    1997      1996      1995
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $20.239   $17.191   $15.008   $ 13.01   $ 11.42
                                       -------   -------   -------   -------   -------
Net Investment Loss..................    (.136)    (.090)    (.023)    (.013)     (.03)
Net Realized and Unrealized Gain.....    5.020     3.914     4.052     2.912      3.72
                                       -------   -------   -------   -------   -------
Total from Investment Operations.....    4.884     3.824     4.029     2.899      3.69
Less Distributions from Net Realized
  Gain...............................    3.030      .776     1.846      .901      2.10
                                       -------   -------   -------   -------   -------
Net Asset Value, End of the Period...  $22.093   $20.239   $17.191   $15.008   $ 13.01
                                       =======   =======   =======   =======   =======
Total Return (a).....................   25.59%    22.65%    27.51%    22.60%    32.85%
Net Assets at End of the Period (In
  millions)..........................  $ 117.9   $  86.0   $  56.9   $  30.4   $  15.7
Ratio of Expenses to Average Net
  Assets (b).........................    1.68%     1.74%     1.75%     1.82%     1.80%
Ratio of Net Investment Loss to
  Average Net Assets (b).............    (.90%)    (.48%)    (.29%)    (.22%)    (.23%)
Portfolio Turnover...................     111%       72%       73%      110%      152%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge of contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                               December 31, 1999
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $2,348,151,732; the aggregate gross unrealized appreciation is $1,398,587,691 and the aggregate gross unrealized depreciation is $52,396,430, resulting in net unrealized appreciation on long- and short-term investments of $1,346,191,261.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of gains/losses recognized for tax purposes on open futures at December 31, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 1999, a permanent book and tax difference relating to a net operating loss, in the amount of $11,723,600, was reclassified from accumulated net realized gain to accumulated net investment loss. Additionally, a permanent book and tax difference relating to a

                               December 31, 1999
--------------------------------------------------------------------------------

non-deductible expense, in the amount of $153,766, was reclassified from capital to accumulated net investment loss. Finally, a permanent book and tax difference relating to capital gain distributions, in the amount of $10,246, was reclassified from accumulated net investment loss to accumulated net realized gain.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $46,198 a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion.........................................   .50 of 1%
Next $1 billion..........................................   .45 of 1%
Next $1 billion..........................................   .40 of 1%
Over $3 billion..........................................   .35 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $173,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $640,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $4,710,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                               December 31, 1999
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $1,458,109,182, $747,435,502 and
$89,317,100 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................  204,104,518    $ 4,361,367,361
  Class B..................................   45,071,295        932,198,067
  Class C..................................    5,836,735        122,189,195
                                            ------------    ---------------
Total Sales................................  255,012,548    $ 5,415,754,623
                                            ============    ===============
Dividend Reinvestment:
  Class A..................................   12,823,258    $   272,202,449
  Class B..................................    5,831,316        119,129,590
  Class C..................................      628,245         12,952,509
                                            ------------    ---------------
Total Dividend Reinvestment................   19,282,819    $   404,284,548
                                            ============    ===============
Repurchases:
  Class A.................................. (206,756,637)   $(4,423,347,663)
  Class B..................................  (44,921,263)      (926,532,977)
  Class C..................................   (5,378,863)      (112,486,310)
                                            ------------    ---------------
Total Repurchases.......................... (257,056,763)   $(5,462,366,950)
                                            ============    ===============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $1,247,993,551, $622,683,389 and
$66,666,389 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................  232,030,934    $ 4,349,545,687
  Class B..................................   46,624,437        851,354,417
  Class C..................................    4,456,779         82,712,561
                                            ------------    ---------------
Total Sales................................  283,112,150    $ 5,283,612,665
                                            ============    ===============
Dividend Reinvestment:
  Class A..................................    3,731,141    $    71,215,610
  Class B..................................    1,514,082         28,118,929
  Class C..................................      153,307          2,870,040
                                            ------------    ---------------
Total Dividend Reinvestment................    5,398,530    $   102,204,579
                                            ============    ===============
Repurchases:
  Class A.................................. (230,130,328)   $(4,324,087,590)
  Class B..................................  (39,259,659)      (725,635,528)
  Class C..................................   (3,669,727)       (68,455,032)
                                            ------------    ---------------
Total Repurchases.......................... (273,059,714)   $(5,118,178,150)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 3,108,556 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C

                               December 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $914,300 and CDSC on redeemed shares of approximately $1,916,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,381,401,092 and $3,776,560,487, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures.

                               December 31, 1999
--------------------------------------------------------------------------------

These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................        -0-
Futures Opened............................................      1,060
Futures Closed............................................       (300)
                                                                -----
Outstanding at December 31, 1999..........................        760
                                                                =====

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                            UNREALIZED
                                              NUMBER OF    APPRECIATION/
                                              CONTRACTS    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
S&P 500 Future-March 2000
  (Current Notional Value of $371,050 per
  contract).................................     760        $11,583,574
                                                 ===        ===========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $7,362,500.

                               December 31, 1999
--------------------------------------------------------------------------------

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Enterprise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Enterprise Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                           VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman
SUZANNE H. WOOLSEY, PH.D
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000 the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $422,953,662 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution. For corporate shareholders 76.99% of the distributions qualify for the dividend received deductions.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                      # OF SHARES
                                                 ----------------------
                                                  IN FAVOR    WITHHELD
-----------------------------------------------------------------------
J. Miles Branagan..............................  77,758,782   1,596,497
Jerry D. Choate................................  77,729,307   1,625,972
Linda Hutton Heagy.............................  77,750,462   1,604,817
R. Craig Kennedy...............................  77,762,081   1,593,198
Mitchell M. Merin..............................  77,750,551   1,604,728
Jack E. Nelson.................................  77,754,152   1,601,127
Richard F. Powers, III.........................  77,765,548   1,589,731
Phillip B. Rooney..............................  77,772,655   1,582,624
Fernando Sisto.................................  77,631,323   1,723,956
Wayne W. Whalen................................  77,778,467   1,576,812
Suzanne H. Woolsey.............................  77,732,892   1,622,387
Paul G. Yovovich...............................  77,752,834   1,602,445

    2) With regard to the ratification of PricewaterhouseCoopers as independent public accountants for the Fund, 77,077,341 shares voted in favor of the proposal, 483,763 shares voted against, and 1,794,174 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.